Exhibit 10.4

AMENDMENT CONSENT

This AMENDMENT CONSENT (the “Consent”) is entered this January 2, 2009 (the “Consent Date”) by Arius Pharmaceuticals, Inc. (“Arius”) and Arius Two, Inc. (“Arius Two”).

WHEREAS, Arius and Arius Two are parties to that certain BEMA License Agreement, dated August 2, 2006, as amended (the “Ex-NA Arius Two License”);

WHEREAS, Arius and BioDelivery Sciences International, Inc. (“Parent”; with Arius, “BDSI”) granted Meda AB (“Meda”) rights to develop and commercialize certain Products in Europe pursuant to that certain License and Development Agreement between BDSI and Meda dated August 2, 2006 (the “EU Meda License”);

WHEREAS, Section 3.01(b) of the Ex-NA Arius Two License requires Arius Two’s approval of any sublicense granted by Arius under the Ex-NA Arius Two License;

WHEREAS, Arius Two and Arius entered into that certain Sublicensing Consent, dated August 2, 2006 (the “EU License Consent”), enabling Arius to enter into the EU Meda License;

WHEREAS, BDSI and Meda wish to amend the EU Meda License as described in the amendment attached hereto as Exhibit A (the “EU Amendment”), and Arius Two wishes to enable Arius to enter into the EU Amendment by executing this Consent.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Consent agree as follows:

1. Definitions. Any capitalized terms not separately defined in this Consent or by reference to the EU Meda License shall have the meaning provided in the EU Arius Two License.

2. Consent and Approval. Arius Two hereby approves of and consents to the amendment of the EU Meda License as described in the EU Amendment and Arius’ execution thereof pursuant to Section 3.01(b) of the Ex-NA Arius Two License, and agrees that its consents, approvals, waivers, and agreements provided in the EU License Consent and other documents executed by Arius Two in conjunction with the EU Meda License shall hereafter apply to the EU Meda License as amended by the EU Amendment. Arius Two hereby agrees that all references to the EU Meda License and the defined terms thereof contained in the EU License Consent and any other documents executed by Arius Two in conjunction with the EU Meda License shall hereafter apply to the EU Meda License and its defined terms as amended, in each case, by the EU Amendment.

3. License to Continue in Full Force and Effect. To the extent that the terms of the Ex-NA Arius Two License are varied by Section 2 of this Consent with respect to the EU Meda License, as amended by the EU Amendment, or Arius’ performance as it relates thereto, such variations shall be deemed to be lawfully made amendments to the Ex-NA Arius Two License pursuant to Section 14.11 thereof with respect to the EU Meda License, as amended by the EU Amendment. Except as it may be modified by Section 2 of this Consent with respect solely to the EU Meda License, as amended by the EU Amendment, or Arius’ performance as it relates thereto, the Ex-NA Arius Two License shall remain unchanged and in full force and effect. Nothing in this Consent shall operate as or be deemed to be an amendment of the EU Meda License, as amended by the EU Amendment.

4. Governing Law. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, without regard to its conflicts of laws rules.

5. Counterparts. This Consent may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument. Signatures to the Consent may be transmitted via facsimile and such signatures shall be deemed to be originals.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Consent as of the Consent Date.

ARIUS PHARMACEUTICALS, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

ARIUS TWO, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

MEDA AB

By:	/s/ Anders Lonner
Name:	Anders Lonner
Title:	CEO